BENHAM CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                        Supplement Dated March 31, 1996
                       to the Prospectus and Statement of
                 Additional Information Dated October 27, 1995

1. The name of the "Benham California Tax-Free Short-Term Fund" has been changed to the "Benham California Tax-Free Limited-Term Fund." The Fund has not changed its investments; the name change is designed to better reflect the Fund's weighted average maturity categorization.

2. The following individual has been appointed to the Board of Trustees of the Funds in addition to those listed in the current Prospectus:

     ALBERT A. EISENSTAT, independent trustee (1995). Mr. Eisenstat is an independent director of each of Commercial Metals co. (1982), Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as vice president of corporate development and corporate secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

3. On page 28 of the Prospectus, the fourth paragraph under the heading "SHARE PRICE" is deleted. All remaining references in the Prospectus and Statement of Additional Information to the net asset value being calculated at "12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham funds" are hereby changed to "the close of the Exchange, usually 12 p.m. Pacific Time for Benham Target Maturities Trust and 1 p.m. Pacific Time for all other Benham Funds."

4. On page 32 of the Prospectus, the following sentence is to be inserted under the sub-heading "TELEPHONE TRANSACTIONS" after the last sentence of the first paragraph:

     Once your telephone order has been placed, it may not be modified or cancelled.

5. On page 32 of the Prospectus, the following sentence is to be inserted under the subheading "CONFIRMATION AND QUARTERLY STATEMENTS" after the second sentence:

     However, beginning September of 1996, Automatic Investment Services transactions will not be confirmed immediately but rather will be confirmed on your next consolidated quarterly statement.

6. On page 34 of the Prospectus, the following replaces the last two sentences of the last paragraph under the subheading "OPEN ORDER SERVICE":

     All orders and cancellation of orders received by one hour prior to the close of the Exchange, usually by 12 p.m. Pacific Time, will be considered to be effective the same day. All orders and cancellation of orders not received one hour prior to the close of the Exchange, usually 12 p.m. Pacific Time, will be considered effective the following business day.

7. On page 34, under the subheading "BROKER-DEALER TRANSACTIONS," the first paragraph is hereby amended to read as follows:

     The Benham Group charges no sales commissions, or "loads," of any kind. However, investors may purchase and sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. In addition, BMC and its affiliates have entered into agreements with some of these broker-dealers and service providers to provide certain shareholder, administrative and/or accounting services. Fees for such services are borne normally by the Funds. Any distribution expenses associated with these arrangements are borne by BMC.